                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                October 7, 1994





                                   MEDITRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           Massachusetts            0-14022                  04-6532031
         ---------------------------------------------------------------
          (State of                (Commission        (I.R.S. Employer
         Incorporation)             File No.)         Identification No.)


         197 First Avenue, Needham, Massachusetts                02194
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)





Registrant's telephone number, including area code:(617) 433-6000




This document consists of 32 pages.  The exhibit index is located on page two.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

   Exhibit No.                 Description                               Page
   -----------                 -----------                               ----
      1                 Form of Underwriting Agreement                    3





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDITRUST
                                           -----------------------------


   October 7, 1994                         /s/ Michael S. Benjamin
   ---------------                         -----------------------------
                                           Michael S. Benjamin
                                           Senior Vice President








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